SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Advisors Preferred Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)	Total fee paid:

__________________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

__________________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3)	Filing Party:

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4)	Date Filed:

__________________________________________________________________________________

FUND

PROXY FACT SHEET FOR:

ADVISORS PREFERRED TRUST

on behalf of

QUANTIFIED FUNDS &

THE GOLD BULLION STRATEGY FUND

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record Date	APRIL 15, 2019	OFFICES OF GEMINI FUND SERVICES, LLC
Mail Date	APRIL 23, 2019	80 ARKAY DRIVE, SUITE 110
Adjourned Meeting Date	JUNE 28, 2019 @ 10:15 AM (ET)	HAUPPAUGE, NEW YORK 11788
ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker Symbol	SEE PAGE 4	Inbound Line	1-888-567-1626
CUSIP	SEE PAGE 4	Website	www.advisorspreferred.com

What are Shareholders being asked to vote on?

1.	To approve a new advisory agreement between Advisors Preferred, LLC and Advisors Preferred Trust with respect to The Gold Bullion Strategy Fund, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund and Quantified STF Fund;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

2.	To approve a new sub-advisory agreement between Advisors Preferred, LLC and Flexible Plan Investments, Ltd. with respect to The Gold Bullion Strategy Fund, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund and Quantified STF Fund;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

PROPOSAL 1: To approve a new advisory agreement between Advisors Preferred, LLC and Advisors Preferred Trust with respect to The Gold Bullion Strategy Fund, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund and Quantified STF Fund;

PROPOSAL 2: To approve a new sub-advisory agreement between Advisors Preferred, LLC and Flexible Plan Investments, Ltd. with respect to The Gold Bullion Strategy Fund, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund and Quantified STF Fund;

What are shareholders being asked to approve?

Advisors Preferred, LLC (the “Adviser”) currently serves as the investment adviser to The Gold Bullion Strategy Fund, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund, and Quantified STF Fund (each a “Fund” and collectively the “Funds”) under an investment advisory agreement between the Trust and the Adviser.

For Internal Distribution Only                                                                                                             Page 1

Flexible Plan Investments, Ltd. (“Flexible Plan”) currently serves as the sub-adviser to the Funds under a sub-advisory agreement between the Adviser and Flexible Plan. The current advisory agreement and current sub-advisory agreements will each automatically terminate as a result of a change in the ownership of the Adviser.

The Board recommends you vote in favor of Proposal 1 to approve the new advisory agreement and Proposal 2 to approve the new sub-advisory agreement, in order that both the Adviser and Flexible Plan can continue serving the Fund without interruption.

What is happening to the ownership of the Adviser?

In February 2019, the sole owner of the Adviser, Advisors Preferred Holding, LLC, agreed to sell all of its ownership interest in the Adviser to DGB Holdings LLC (“DGB”), a Delaware limited liability company (the “Transaction”). The Transaction will result in a change of control of the Adviser, with DGB owning 100% of the Adviser. The Transaction will occur on or about May 31, 2019. The Transaction is deemed to be a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (the “1940 Act”).

Why are shareholders being asked to approve a new advisory and subadvisory agreement?

Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser.

As a result of the Transaction, the current advisory agreement between the Adviser and the Trust (the “Current Advisory Agreement”) will automatically terminate on May 31, 2019, or such other date of the Transaction. This will also cause the automatic termination of the current sub-advisory agreement between the Adviser and Flexible Plan (the “Current Sub-Advisory Agreements”).

How does the New Advisory Agreement differ from the Current Advisory Agreement?

The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee equal to 0.75% of the Fund’s average daily net assets for all Funds except Quantified STF Fund for which the Adviser receives an annual fee of 1.00%.

How does the New Sub-Advisory Agreement differ from the Current Sub-Advisory Agreement?

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreements, except for the date of commencement and renewal. Under the terms of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreement, Flexible Plan (the “Sub-Adviser”) is entitled to receive an annual fee from the Adviser. The New Sub-Advisory Agreement does not increase the management fee.

Will the investment objectives and strategies of the Funds change as a result of the New Advisory Agreement?

The Transaction will not result in any change to any Fund’s investment objectives and strategies.

Will the advisory fee rates payable by the Funds increase under the New Advisory Agreement?

Approval of the New Advisory Agreement will not increase the advisory fees paid by the Funds or their shareholders.

For Internal Distribution Only                                                                                                             Page 2

Will the portfolio manager(s) change under the New Advisory Agreement?

The Adviser’s personnel who service the Funds will remain the same.

What will happen if shareholders do not approve the New Advisory Agreement and/or the New Subadvisory Agreement?

In the event that shareholders of a Fund have not approved either Proposal 1 or Proposal 2 when the Transaction occurs, the Adviser and Flexible Plan will continue to serve as that Fund’s adviser and sub-adviser, respectively.

The Trustees approved an interim advisory agreement between the Trust and the Adviser and an interim sub-advisory agreement between the Adviser and Flexible Plan. An interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while its solicits shareholder approval of a new investment advisory agreement.

In the event shareholders of a Fund do not approve either Proposal 1 or Proposal 2 at the Meeting or any adjournment, postponement or delay thereof after the Transaction occurs and prior to the expiration of the interim advisory or sub-advisory agreement with respect to that Fund, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new investment advisory or sub-advisory agreements.

Who will pay the costs related to the proxy solicitation?

The total cost of preparing and mailing the Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, and the solicitation of proxies will be borne by the Adviser.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2

VOTING METHODS

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

For Internal Distribution Only                                                                                                             Page 3

NAME OF FUND	CLASS	TICKER	CUSIP
Quantified Managed Income Fund	Investor	QBDSX	00771F400
Quantified Managed Income Fund	Advisor	QBDAX	00771F780
Quantified All-Cap Equity Fund	Investor	QACFX	00771F509
Quantified All-Cap Equity Fund	Advisor	QACAX	00771F772
Quantified Market Leaders Fund	Investor	QMLFX	00771F608
Quantified Market Leaders Fund	Advisor	QMLAX	00771F764
Quantified Alternative Investments Fund	Investor	QALTX	00771F707
Quantified Alternative Investments Fund	Advisor	QALAX	00771F756
Quantified STF Fund	Investor	QSTFX	00771F749
Quantified STF Fund	Advisor	QSTAX	00771F731
The Gold Bullion Strategy Fund	Investor	QGLDX	00771F202
The Gold Bullion Strategy Fund	Advisor	QGLCX	00771F855

Proxy Materials Are Available Online At: https://www.proxyonline.com/docs/AdvisorsPreferred.pdf

AST Fund Solutions is mentioned on page 14 of the proxy statement.

For Internal Distribution Only                                                                                                             Page 4

Advisors Preferred Trust

Adjournment Script

(Adjournment)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with Advisors Preferred Trust. The reason for my call is to inform you that the Special Meeting of Shareholders that was scheduled to take place on May 31, 2019 has been adjourned to June 28, 2019 due to a lack of shareholder participation.

At this time, we are offering shareholders the convenience of casting their proxy votes by phone.

Your Board of Trustees is recommending a vote “In Favor” of the proposals.

Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Stockholder If Necessary)

If we identify any additional accounts you own with Advisors Preferred Trust before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

For Internal Distribution Only                                                                                      Updated 06-10-2019.

Advisors Preferred Trust

Adjournment Answering Machine Script

Hello.

I am calling regarding your investment with Advisors Preferred Trust.

The Special Meeting of Shareholders that was scheduled to take place on May 31, 2019 has been adjourned to June 28, 2019 due to a lack of shareholder participation.

All shareholders are being asked to consider and vote on important matters. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-888-567-1626 Monday through Friday between the hours of 9:00 am and 10:00 pm Eastern Time.

Your vote is very important. Thank you and have a good day.